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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2004

                                 GFY FOODS, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                                     -------
                            (Commission File Number)

                                   87-0382438
                                   ----------
                        (IRS Employer Identification No.)

                              601 Deerfield Parkway
                             Buffalo Grove, IL 60089
                             -----------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (847) 353-7554
                                 --------------
               Registrant's Telephone Number, Including Area Code



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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year
            -------------------------------------------------------------------

         On December 17, 2004, the Board of Directors passed a resolution to adopt December 31 as the new fiscal year end for the Registrant. Previously the Registrant's fiscal year ended on March 31. This change will require a Form 10-KSB to be filed for the nine-month period ending on December 31, 2004.


                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2004                     GFY Foods, Inc.

                                             By: /s/ Ed Schwalb
                                                 ------------------------
                                                 Name:    Ed Schwalb
                                                 Title:   President